Q4 and FY 2016 Financial Results February 23, 2017

Safe Harbor Language and Reconciliation of Non-GAAP Measures 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe- harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2017 guidance, the expected total cost to integrate Recall Holdings Limited (“Recall”) with our company and expected synergies from the acquisition of Recall, strategic goals, and expected cost savings associated with the Transformation Initiative. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate; (viii) our ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (ix) changes in the amount of our capital expenditures; (x) changes in the cost of our debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO NAREIT”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

Q4 and FY 2016 on Track with Short and Long-Term Financial Objectives 3 2016 key financial results in line with guidance • Supported by durability of storage rental business 2017 guidance updated based on January 2017 FX Rates • Business fundamentals remain strong Strong internal storage rental growth of 2.9% in Q4 and 2.3% for 2016 • Volume growth in all segments Note: Definition of Non-GAAP measures and reconciliations to GAAP measures can be found in the Supplemental Financial Information

4 2016 Strategic Plan Highlights Developed Markets – North America and Western Europe • +1.9 million cubic feet of net(1) new volume before acquisitions • Maintained strong customer retention and generated durable storage rental growth Emerging Markets • ~18% of total revenue; expanded presence through organic growth and acquisitions • Acquired RM businesses in: South Africa, Baltics, Czech Republic, Serbia, Hong Kong, Singapore, Taiwan and Malaysia; closed deal in UAE early January 2017 • Acquisition pipeline remains robust • Emerging markets (Other International, excluding Australia) achieved 9% total internal growth Adjacent Businesses • Continued to achieve strong topline internal growth in data center business of over 20% • Expanded art storage through tuck-in acquisitions (1) Net volume represents incoming cubic volume of 32.1 mm from new and existing customers less outgoing cubic volume of 30.2 mm from destructions and customer terminations

Shifting Revenue Mix to Higher Growth Portfolio 5 80.8% 17.6% 1.6% Q4 2016 84.3% 14.6% 1.1% Q4 2015 Revenue Mix 75% 20% 5% 2020 Goal

6

Achieving Recall Synergies Faster than Originally Expected

- Strong collaboration across combined leadership teams
- Retained legacy Recall talent to lead key areas such as SMB sales
- Completed conversions to support REIT structure
- Completed all required divestitures
- Reviewed service offerings to determine optimal platforms
- Conducted real estate reviews to identify consolidation opportunities, may result in incremental synergies

Recall Net[1] Synergies

$ in MM


$19
$80
$100
$105
2016
2017E
2018E
Fully Synergized

(1) Net synergies is gross synergies net of required regulatory dispositions

IRON MOUNTAIN

Investing in Transformation and Innovation for Long-Term Benefits • Transformation initiative benefits to fund investments in Adjacent Businesses, innovation initiatives and dividend growth • 2017 Transformation expenses higher than expected in-year benefits • Costs primarily related to centralization and outsourcing of back-office functions with efficient third party providers • Transformation and synergy benefits flowing through Adjusted EBITDA margin improvement 7

Performance on Track to Support Dividend Growth 8 $in MM except Dividend/Share 2015 2016 R$ C$ Revenue $3,008 $3,511 16.7% 19.0% Adjusted EBITDA(1) $920 $1,087 18.2% 19.7% AFFO(1)(2) $530 $648 22.4% Fully Diluted Shares Outstanding 212 247 16.6% Q4 Annualized Dividend/Share $1.94 $2.20 13.4% (1) Reconciliation for Adjusted EBITDA and AFFO to GAAP measures can be found in the Supplemental Financial Information on Page 15 and Page 17, respectively (2) AFFO is based on the definition consistent with our 2016 Guidance % Growth

Rising Interest Rates and Inflation Create Potential Benefit • Historically benefited from inflation; resulted in higher pricing • Contracts typically linked to CPI index • Relative insensitivity to higher interest rates compared with other REITs • Customers’ storage needs largely unaffected – avg. box life15 years • Changes in the value of underlying real estate do not necessarily affect our core storage NOI • We effectively control real estate though long-term leases with multiple extensions and direct ownership of strategic locations • Structure reduces our exposure to real estate value fluctuations compared with REITs that own their entire portfolios 9

2016 Performance In Line With Guidance 10 $ in Millions Guidance Ranges R$ and C$ 2016 Actuals R$ 2016 Actuals C$(1) Revenue $3,450 – $3,550 $3,511 $3,481 Adjusted EBITDA(2) $1,075 – $1,110 $1,087 $1,077 AFFO(2) $610 – $650 $648 $645 • Delivered Revenue and Adjusted EBITDA results in-line with guidance • AFFO at high end of guidance primarily due to optimization of capital spend • Results driven by consistent trends in core business • Strong internal storage rental revenue • Volume growth in all markets • Building scale in faster-growing portfolio of emerging markets and adjacent businesses • Good momentum in adjacent businesses (1) Based on 2016 budget rates, set in January 2016 (2) Reconciliations for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Page 15 and Page 17, respectively

Strong Worldwide Financial Performance 11 $ in MM (R$) Q4-15 Q4-16 R$ C$ Internal Growth 2015 2016 R$ C$ Internal Growth Revenue $752 $934 24.2% 25.7% 1.4% $3,008 $3,511 16.7% 19.0% 1.2% Storage $458 $567 23.8% 25.2% 2.9% $1,838 $2,143 16.6% 18.7% 2.3% Service $295 $368 24.8% 26.4% (0.9)% $1,170 $1,369 17.0% 19.4% (0.6)% Gross Profit(1) $428 $525 22.7% $1,718 $1,956 13.8% Gross Profit Margin 56.9% 56.2% (70) bps 57.1% 55.7% (140) bps Income from Continuing Operations $6 $50 n/a $125 $104 (17.0)% Adjusted EBITDA(2) $238 $297 24.7% 25.8% $920 $1,087 18.2% 19.7% Adjusted EBITDA Margin 31.6% 31.7% 10 bps 30.6% 31.0% 40 bps Net Income $6 $50 n/a $125 $107 (14.4)% AFFO(2) $126 $164 29.8% $530 $648 22.4% Dividend/Share $0.485 $0.550 13.4% $1.91 $2.01 5.0% Fully Diluted Shares Outstanding 212 265 24.6% 212 247 16.6% (1) Reflects adjusted gross profit, excluding Recall costs for 2016; reconciliation can be found in the Supplemental Financial Information on Page 5 (2) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Page 15 and Page 17, respectively % Growth % Growth

Storage Revenues Continue to Drive Growth 12 1.2% 31.8% 7.7% 7.8% 12.2% 3.7% 0.4% 5.1% 7.9% 22.1% NA DM Western Europe Other InternationalNA RIM Corporate and Other Storage is 81% of Total Gross Profits Q4-16 Service Revenue • 39% of total revenues • 27% gross profit margin Q4-16 Storage Revenue • 61% of total revenues • 75% gross profit margin Quarterly and Full Year segment operating performance can be found on Pages 11 and 12 of the Supplemental Financial Information

Profitability Mix and Foreign Debt Mitigate FX Headwinds 13 61% 39% Revenue 77% 23% Debt 69% 31% Adjusted EBITDA(1) Based on Q4 2016 reported dollar results (1) Excludes Adjusted EBITDA from Corporate & Other. Segment fourth quarter performance details can be found on Page 11 of the Supplemental Financial Information

2017 Guidance 14 • Business fundamentals remain strong; expected internal storage rental revenue growth of 2.0% - 2.5% • Investing $20 million in operating expenditures related to back-office centralization and innovation initiatives • Expect structural tax rate of 18% - 20% in 2017 • Maintenance CapEx and non-real estate investments expected to be $150 - $170 million • Optimizing real estate portfolio through capital recycling opportunities • Business acquisitions plus acquisitions of customer relationships expected to total $160 - $180 million • Continued strong cash flow and dividend coverage $in MM except Earnings per Share 2017 Guidance(1) 2017 C$ Growth Revenue $3,750 - $3,840 8% - 10% Adjusted EBITDA $1,250 - $1,280 16% - 19% Adjusted EPS Fully Diluted(2) $1.15 - $1.25 8% - 18% AFFO(3) $715 - $760 8% - 15% (1) C$ based on rates set in January 2017 (2) Assumes full-year weighted average shares outstanding of 265 mm and 18% - 20% structural tax rate (3) Beginning in 2017 we will revise our AFFO definition, per the reconciliation on page 38 of the Supplemental Financial Information. AFFO 2016 Actual and AFFO 2017 Guidance in this table reflect the new definition. AFFO guidance excludes Recall integration CapEx.

Increasing Cash Available for Dividends and Discretionary Investments 15 (1) Customer inducements and acquisitions of customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. $ in MM 2017E Midpoint of Guidance Adjusted EBITDA 1,265$ Non-cash stock compensation / other (including non-cash permanent withdrawal fees) 50 Adjusted EBITDA plus non-cash expenses 1,315$ Less: Cash interest and normalized cash taxes 415 Total maintenance CapEx and non-real estate investment 160 Customer inducements and acquisition of customer relationships (1) 35 Cash available for dividends and investments 705$ Expected common dividend (based on record date) 583 Cash available for core and discretionary investments 122$ Less discretionary investments: Acquisitions 150 Growth real estate, data center and innovation(2) 185 Incremental capital needed to fund discretionary investments (213)$

Appendix

17

Changes to FFO(Normalized) and AFFO Reconciliation

	Old Method Full Year 2015	New Method Full Year 2015	Old Method Full Year 2016	New Method Full Year 2016
Net Income	**$125,203**	**$125,203**	**$107,233**	**$107,233**
Add:				
Real Estate Depreciation	178,800	178,800	226,258	226,258
Gain on Sale of Real Estate, Net of Tax	(850)	(850)	(2,180)	(2,180)
FFO (NAREIT)	**$303,153**	**$303,153**	**$331,311**	**$331,311**
Add:				
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	3,000	3,000	1,412	1,412
Foreign Currency Transaction Losses (Gains)	70,851	70,851	20,413	20,413
Debt Extinguishment Expense	27,305	27,305	9,283	9,283
Other Expense (Income), Net	434	434	14,604	14,604
Deferred Income Taxes and REIT Tax Adjustments	(5,513)	-	(31,944)	-
Tax Impact of Reconciling Items and Discrete Tax Items	-	(14,480)	-	(15,019)
Loss (Income) from Discontinued Operations, Net of Tax	0	-	(3,353)	(3,353)
Recall Costs	47,014	47,014	131,944	131,944
FFO (Normalized)	**$446,244**	**$437,277**	**$473,670**	**$490,595**
Add:				
Non-Real Estate Depreciation	122,419	122,419	139,268	139,268
Amortization Expense	53,494	44,245	99,951	86,800
Amortization of Deferred Financing Costs	-	9,249	-	13,151
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees	-	11,670	-	12,217
Non-Cash Rent Expense (Income)	(3,349)	(3,349)	(2,086)	(2,086)
Stock-based Compensation Expense	27,585	27,585	28,976	28,976
Reconciliation to Normalized Cash Taxes	7,486	16,453	33,051	16,127
Less:				
Non-Real Estate Investment	47,964	47,964	41,269	32,696
Real Estate and Non-Real Estate Maintenance CapEx	76,222	76,222	83,110	83,110
AFFO	**$529,693**	**$541,363**	**$648,451**	**$669,240**
Per Share Amounts (Fully Diluted Shares)				
FFO (NAREIT)	$1.43	$1.43	$1.34	$1.34
FFO (Normalized)	$2.10	$2.06	$1.92	$1.98
Weighted Average Common Shares Outstanding - Basic	210,764	210,764	246,178	246,178
Weighted Average Common Shares Outstanding - Diluted	212,118	212,118	247,267	247,267

Change: Apply structural tax rate to FFO (Normalized) consistent with Adjusted EPS calculation. This change also impacts reconciliation to Normalized Cash Taxes with no impact to AFFO.

Change: Add back permanent withdrawal fees, which are booked as contra revenue amortization, a non-cash expense

Change: Excludes innovation capital spend of $8.6 million in 2016

IRON MOUNTAIN®